Exhibit 10.1

Portions of this Exhibit 10.1 have been omitted based upon a request for confidential treatment. This Exhibit 10.1, including the non-public information, has been filed separately with the U.S. Securities and Exchange Commission. “[*]” designates portions of this document that have been redacted pursuant to the request for confidential treatment filed with the U.S. Securities and Exchange Commission.

AMENDMENT NO 2 TO

PURCHASE AND SUPPLY AGREEMENT DPC6709

This AMENDMENT NO 2 TO PURCHASE AND SUPPLY AGREEMENT DPC6709 (“Amendment No 2”) dated and effective as of this 14th day of February, 2011 is by and between ROLLS-ROYCE plc whose registered office is at 65 Buckingham Gate, London, SW1E 6AT, England (hereafter referred to as “R-Rplc”), ROLLS-ROYCE DEUTSCHLAND LTD & Co KG whose registered office is at Eschenweg 11, D-15827 Blankenfelde-Mahlow, Germany (hereafter referred to as “R-RD”), ROLLS-ROYCE CANADA LIMITED whose registered office is at 9500 Cote-de-Liesse, Lachine, Quebec, H8T1A2, Canada (hereafter referred to as “R-RCAN”), ROLLS-ROYCE CORPORATION whose registered office is at PO Box 420, 2001 South Tibbs Avenue, Indianapolis, Indiana 46206-0420, USA (hereafter referred to as “R-RC”) (“R-R” collectively or singularly as the case may be) and TITANIUM METALS CORPORATION whose registered office is at Three Lincoln Centre, 5430 LBJ Freeway, Suite 1700, Dallas, Texas 75240, USA, on behalf of itself and its named subsidiaries herein, TIMET UK Limited whose registered office is at PO Box 704, Holford Way, Witton, Birmingham, B6 7UR, England and TIMET Savoie, S.A. whose registered office is at 62 avenue Paul Girod, 73400 Ugine, France (hereafter referred to as “TIMET” or the “Vendor” collectively or singularly as the case may be).

R-R and TIMET are referred to in this Agreement individually as a “Party” and together as the “Parties.”

RECITALS

A.

R-R and TIMET have executed an Agreement for Purchase and Supply of Titanium effective as of January 1, 2007 (the “LTA”). Certain capitalized terms used in this Amendment No 2 but not defined herein shall have the meanings ascribed to them in the LTA.

B.	R-R and TIMET wish to amend the LTA by the terms of this Amendment No 2.

C.

Included in this Amendment No 2 is provision to remove the * that was due to take effect on 1 January 2010, in consideration of this TIMET has requested Rolls-Royce to make further commitments to TIMET with respect to * and the Parties have agreed to an amendment to the Capability Acquisition Agreement reference 7440 (“CAA”) to record such commitment.

D.	Upon execution by both Parties of this Amendment No 2, the LTA is amended as set out below and, thereafter, the term “LTA” means the LTA as so amended.

NOW, THEREFORE, the Parties agree that the LTA is amended as follows:

AMENDMENTS

1.	LTA

Amendment No 2 to Purchase and Supply Agreement DPC6709	Page 1 of 14

Section 2.1 – the words “the 10 (ten) year period commencing 1 January 2007 and ceasing on 31 December 2016” are deleted and replaced by the words “the 14 (Fourteen) year period commencing on 1st January 2007 and ceasing on 31st December 2020”

Section 2.2.1 – the words “year *” in the second to last line are deleted and replaced with the words “year *”

Section 2.2.2 – The words “The Maximum Volume for the remainder of the LTA Term, commencing 1st January 2012 and ceasing on 31 December 2016 shall be * metric tons” are deleted and replace with the words. “Commencing 1st January 2012 through 31st December 2020 the Maximum Volume under the LTA shall be * metric tons, except that the Maximum Volume may be * metric tons commencing 1st January 2016, provided that (i) R-R has given * to Vendor, (ii) no raw material shortages exist and (iii) R-R’s quarterly forecasting system (“SORB”) is reasonably reliable and accurate.”

Section 2.2.2.1 is deleted in its entirety.

Section 2.2.3 – sub paragraphs 2.2.3.1 (iii) and (iv) are deleted in their entirety and replaced with new sub paragraphs (iii) and (iv) as follows:-

(iii)	* required for AE3007 solid fan blade engine programme over a three year period commencing on 1st January 2007 and ceasing on 31st December 2009.

(iv)	XWB outlet guide vane (‘OGV’) titanium material

Section 2.2.3.2 – the words “Excluding *” are added to the beginning of this section and the words “at least *” in line 1 are deleted and replaced with the words” at least *”.

Section 2.2.3.3 – the words “At least *” are deleted and replaced with the words “At least *.

Section 2.2.6 – the words “and the Billet Maximum Volume” are deleted from line 6

Section 2.2.6.1 – the words “and Billet Maximum Volume” are deleted from lines 3 and 4.

Section 2.2.6.3 – the words “or the Billet Maximum Volume” are deleted from line 3.

Section 2.2.6.4 – the words from and including “If R-R is purchasing billet Materials equal to the Billet Maximum Volume” in line 6 and 7 to the end of the section are deleted.

Section 2.3.1 – the words “Billet Maximum Volume” are deleted from line 1 and 2.

Amendment No 2 to Purchase and Supply Agreement DPC6709	Page 2 of 14

Section 3.4 – the words “and 2009” in line 2 are deleted and replaced with the words “,2009 and 2010” and the words “From 1st January 2010 “ in line 3 are deleted and replaced with the words “1st January 2011” :

Section 3.4.1 is deleted in its entirety and replaced with the following new section

3.4.1:-

“3.4.1

For the Base Price over a five year period commencing 1st January 2011 and ending 31st December 2015 if the Formula as set out in Attachment 4 hereto determines an adjustment to the then Base Price, then the Price Payable for the Materials shall be adjusted (upward or downward) for the initial +/- (plus or minus) * increase or decrease per year. The Price Payable will not be adjusted for the subsequent +/- (plus or minus) * increase or decrease per year as determined by the Formula. Thereafter, any resultant changes in excess of +/- (plus or minus) * will be shared between the Parties on an * and the Price Payable for the Materials will be adjusted accordingly.

Section 3.4.2 is deleted in its entirety and replaced with the following new section

3.4.2:-

“3.4.2

For the Base Price over a five year period commencing 1st January 2016 and ending 31st December 2020 (being the due date for expiry of this LTA) if the formula as set out in Attachment 4 hereto determines an adjustment to the then Base Price, the Price Payable for the Materials shall be adjusted as set forth in such Attachment 4.”

The paragraph below section 3.4.2 beginning with the words “Notwithstanding any provisions to the contrary….” and ending with the words “shall be the price that applies at the time the delivery is made.” remains unchanged.

Section 3.7 –the words “including without limitation, the sharing of yield information, manufacturing data and capital investment data” are added after the words “by a transparent costing methodology” in line 5.

Section 3.8 – the words “calendar years 2011-2016” are deleted and replaced with the words “calendar years 2011-2020 in line 16.

Section 3.9 – is deleted in its entirety and is replaced by new Section 3.9 as follows:-

“3.9 R-R will supply the * required to produce all of the volumes for:

1.	Billet Material identified by specification * ordered during the term of this LTA (“*”) (The ratio required for the supply of * for each pound of * Billet purchased by R-R and the Supply Chain, taken together, is different for facilities in the U.S. and the U.K. and is set forth for each of the U.S. and U.K. facilities in Attachment 8.); and

Amendment No 2 to Purchase and Supply Agreement DPC6709	Page 3 of 14

2.	* Material ordered during the term of this LTA (The ratio required for the supply of * for each pound of * Material purchased by R-R and the supply chain is set forth in attachment 8.).

From calendar years 2007-2011, the Vendor will pay R-R USD *. for * (shipping terms are DDU (Vendor’s plant) INCOTERMS 2000). For calendar years 2012 and each year thereafter, the price for * shall be adjusted effective 1st January of each year by applying the formula of Clause 3.4.3 applicable for such Material in such year.

Section 3.9.1 – the words “and *” are added after the words * Billet” in line 1 and line 6.

Section 3.9.2.1 – the words “and * Material” are added after the words “* Billet Material” in line 12.

Section 3.9.2.1 (ii) – the words “and * Material” are added after the words “* Billet Material” in line 3.

Section 3.9.2.1 (iii) – the words “billet Material” are deleted and replaced with the words “* Billet Material and * Material” in line 4.

Section 4.1.2 – the words “or by such other time as mutually agreed by the Parties” are added after the words “by 31 December 2007” in lines 12 and 13 and the words “or by such other time as mutually agreed by the Parties” are added after the words “by 31 December 2008 in line 14.

Section 4.1.5 is deleted in its entirety and replaced with the following new Section

4.1.5:

“4.1.5

Title to all * Materials and all * Materials shall remain with Vendor until title passes to R-R in accordance with Clause 3 of the GCP. Vendor shall bear risk of loss in all * Materials until risk of loss passes to R-R in accordance with Clause 3 of the GCP.”

New Section 4.4 is added as follows:

“4.4

R-R acknowledges and agrees that it will use its best efforts to work with * to bring * specification metal within the scope of this Agreement and to ensure that TIMET receives its full titanium supply volume for such Supply Chain. R-R further agrees to use its best efforts to work with TIMET, * and other partners as appropriate to * under this Agreement.”

2.	ATTACHMENTS

Attachments 1, 2a, 2b, 3, 4, 5, 6, 7, 8 and 9 to LTA are deleted in their entirety and replaced with the new Attachments 1, 2a, 2b, 3, 4, 5, 6, 7, 8 and 9 attached to this Amendment No 2.

3.	CAPABILITY ACQUISITION AMENDMENT

Amendment No 2 to Purchase and Supply Agreement DPC6709	Page 4 of 14

The Parties recognize that TIMET has requested R-Rplc to make further commitments to TIMET with respect to * and the Parties have agreed to an amendment to the CAA to record such commitment and such further commitments are made in consideration of the removal of the * that was due to take effect on 1 January 2010, the Parties therefore agree that should R-Rplc terminate the CAA under its section 8, only then as part of the orderly wind down contemplated in that section, the Parties will enter good faith negotiations with respect to the * being added to the material prices for future deliveries only up to 31 December 2016. If R-Rplc so terminates after 1 January 2017, then such negotiations and * will not be applicable.

4.	RENUMBERING OF CROSS REFERENCES TO AMENDED SECTIONS.

To the extent any sections of the LTA are renumbered upon the effectiveness of this Amendment No 2 , all cross-references to such renumbered sections contained in any part of the LTA shall be deemed to be revised, as appropriate, to refer to the renumbered section.

5.	CONTINUING EFFECTIVENESS OF MASTER AGREEMENT.

Except as expressly amended by this Amendment No 2, the LTA shall remain in full force and effect.

6.	COUNTERPARTS.

This Amendment No 2 may be executed in multiple, identical counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

Amendment No 2 to Purchase and Supply Agreement DPC6709	Page 5 of 14

IN WITNESS WHEREOF, this Amendment No 2 to the LTA is executed by an authorized representative of each Party to be effective as of the date on page 1.

Rolls-Royce plc

/s/ GUSTAV GREYLING
(Signature)

Gustav Greyling
(Print Name)

EVP – Strategic Purchasing
(Position)

Rolls-Royce Deutschland Ltd & Co KG	Rolls-Royce Deutschland Ltd & Co KG

/s/ GUSTAV GREYLING	/s/ ROBERT ANTHONY
(Signature)	(Signature)

Gustav Greyling	Robert Anthony
(Print Name)	(Print Name)

EVP – Strategic Purchasing	RPE - Germany
(Position)	(Position)

Rolls-Royce Corporation	Rolls-Royce Corporation

/s/ BEVERLY J. GASKIN	/s/ ANGELA M. McDONALD
(Signature)	(Signature)

Beverly J. Gaskin	Angela M. McDonald
(Print Name)	(Print Name)

EVP – RRNA Supply Management	Legal Counsel
(Position)	(Position)

Amendment No 2 to Purchase and Supply Agreement DPC6709	Page 6 of 14

Rolls-Royce Canada Ltd	Rolls-Royce Canada Ltd

/s/ GEORGES KHALAF	/s/ DANIEL MAJEAU
(Signature)	(Signature)

Georges Khalaf	Daniel Majeau
(Print Name)	(Print Name)

Head of Commercial Rolls-Royce Canada LTEE	Legal Counsel and Corporate Secretary
(Position)	(Position)

Titanium Metals Corporation	Timet UK Limited

/s/ BOBBY D. O’BRIEN	/s/ IAN HODGES
(Signature)	(Signature)

Bobby D. O’Brien	Ian Hodges
(Print Name)	(Print Name)

President and Chief Executive Officer	Managing Director
(Position)	(Position)

TIMET Savoie, S.A.

/s/ JEAN MARC FRISCH
(Signature)

Jean Marc Frisch
(Print Name)

President and General Manager
(Position)

Amendment No 2 to Purchase and Supply Agreement DPC6709	Page 7 of 14

Attachment 1 to Agreement Ref: DPC6709

Material to be supplied and purchased

*

Amendment No 2 to Purchase and Supply Agreement DPC6709	Page 8 of 14

Attachment 1 to Agreement Ref: DPC6709

Members of the Supply Chain

*

Amendment No 2 to Purchase and Supply Agreement DPC6709	Page 9 of 14

Attachment 2B To Agreement Ref: DPC6709

Planned 2008 Members of the supply Chain for Sheet Materials

*

Amendment No 2 to Purchase and Supply Agreement DPC6709	Page 10 of 14

Attachment 3 To Agreement Ref: DPC6709

DFX Cost Saving Breakdown

*

Amendment No 2 to Purchase and Supply Agreement DPC6709	Page 11 of 14

Attachment 3 To Agreement Ref: DPC6709

*

Amendment No 2 to Purchase and Supply Agreement DPC6709	Page 12 of 14

Attachment 4 To Agreement Ref: DPC6709: Price Formulas of Clause 3.4

*

Amendment No 2 to Purchase and Supply Agreement DPC6709	Page 13 of 14

Attachment 5 To Agreement Ref: DPC6709

*

Amendment No 2 to Purchase and Supply Agreement DPC6709	Page 14 of 14